UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21968

Astral Investments Trust

(Exact name of registrant as specified in charter)

20550 Maxim Parkway

Orlando, FL 32833

(Address of principal executive offices)

(Zip code)

John Robert Jones, Jr.

Astral Investments

20550 Maxim Parkway

Orlando, FL 32833

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (321) 436-6442

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

ASTRAL TM INVESTMENTS TRUST

ASTRAL™ Equity Financial Combustion Fund

ASTRAL™ Ultra Equity Financial Combustion Fund

December 31, 2007

THE ASTRAL INVESTMENTS TRUST

February 18, 2008

DEAR SHAREHOLDER:

It was a most unusual trip for the stock market in 2007. The market rose the first half of the year, reflecting a relatively resilient economy, but then severely deteriorated in the second half as investors became concerned about the economy and the credit crisis. Despite the cut in interest rates by the Federal Reserve, we saw the unemployment rate rise to recessionary levels by year-end. With the economic business cycle sputtering, we took the opportunity in the late third quarter to eliminate a number of portfolio holdings that underperformed our expectations. With a short-term bottom occurring and cash available, we were able to reposition the majority of our holdings into the most attractive stock selection opportunities available. During the fiscal year, we increased the Fund's exposure to the health care, telecommunications, consumer staples and technology sectors, and reduced holdings or continued an absence in energy and financials. Though most selections were based on a single stock verses the overall market, it did appear that certain sectors were more robust than others. With this opportunistic occurrence, both the Astral Equity Fund and Astral Ultra-Equity Fund performed above all U.S. market indices for 2007. The Equity Fund had the best year, returning 31.81% versus 5.5% for the S&P 500. The Ultra Equity Fund was not far behind with a 24.24% return for 2007. Both funds proved to be excellent investments for the 2007 calendar year.

At this time, it is the first week in February and we believe the economy looks weak while the “R” word is being used in almost every sentence spoken or written. As with all excess situations, especially an illiquid real estate market fueled by easy money and forgotten lending guidelines, the return to reality is very painful. The sub-prime mortgage crisis has made the weak housing market even weaker, and the home prices have dropped more than we’ve seen in decades.  Consumer spending has begun to weaken across the country and this weakness is reflected in the unemployment rate for December when the number hit 5.0%—a significant milestone.

The housing and sub-prime mortgage crises should not have surprised us. We all have heard of those exotic mortgages and just scratched our heads. With the average house mortgage at an average of 4 times the average family’s annual earnings compared to the usual 2.8 times, most families have a full plate of housing. Mix with that an increase of interest rates of close to 80%, we can use the old saying “double trouble”. So the bottom line is if you remove a housing bubble, a credit bubble as well as a leverage LBO bubble, you have a stock market adjusting downward.

With credit standards adjusting back to normal and excess inventories slowing finding a permanent home, the bottom will be accomplished and the increased margins from Fed cuts will save the banking industry. As of today, we believe a recession is a maybe, but slow-growth and no-growth often feel the same.

My current strategy is to be invested when I believe stock validations are attractive and the current market cycle is over-sold. If conditions appear to be deteriorating, I must hedge against a down-turn by converting to cash reserves. If this is a true recession, the market will provide many downward opportunities to reposition the portfolio toward the stocks with the most attractive earnings – potential and actual.  As I navigate this market volatility, I will seize opportunities with a cautious attitude. I’m finding a lot of bargain-priced stocks in the market today. It’s possible that shares will go down further, but eventually prices will bounce back creating the return on investment we are searching for.

Thank you for being an investor with Astral.

Sincerely,

John Robert Jones

Crown Jewel Concepts, LLC

(Advisor to Astral Investments Trust)

ASTRAL EQUITY FINANCIAL COMBUSTION FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2007

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED DECEMBER 31, 2007

Since Inception (1/3/2007)
Astral Equity Financial Combustion Fund (1)	32.11%
DJ Wilshire 5000 Index (2)	(0.06)%

Astral Equity Financial Combustion Fund
Wilshire 5000 Index
13,500
12,500
11,500
10,500
9,500
8,500
7,500
1/3/2007 (Fund Inception)
$13,181
$10,402
January-07
February-07
March-07
April-07
May-07
June-07
July-07
August-07
September-07
October-07
November-07
December-07

(1) This chart assumes an initial investment of $10,000 made on 1/3/2007 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares.

For performance information current to the most recent month-end, please call (877) 420-8725.

(2) The Wilshire 5000 Index is also known as the Total Stock Market Index because it seeks to track nearly every publicly traded stock in the United States. At this time, the Index is comprised of close to 7,000 US-based companies and is the world's largest index in market value.

ASTRAL ULTRA EQUITY FINANCIAL COMBUSTION FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2007

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED DECEMBER 31, 2007

Since Inception (1/3/2007)
Astral Ultra Equity Financial Combustion Fund (1)	24.47%
Dow Jones Wilshire 5000 Index (2)	(0.05)%

Astral Ultra Equity Financial Combustion Fund
Wilshire 5000 Index
1/3/2007 (Fund Inception)
$12,424
$10,402
13,500
12,500
11,500
10,500
9,500
8,500
7,500
January-07
February-07
March-07
April-07
May-07
June-07
July-07
August-07
September-07
October-07
November-07
December-07

(1) This chart assumes an initial investment of $10,000 made on 1/3/2007 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares.

For performance information current to the most recent month-end, please call (877) 420-8725.

(2) The Wilshire 5000 Index is also known as the Total Stock Market Index because it seeks to track nearly every publicly traded stock in the United States. At this time, the Index is comprised of close to 7,000 US-based companies and is the world's largest index in market value.

ASTRAL™ EQUITY FINANCIAL COMBUSTION FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Astral™ Equity Financial Combustion Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

ASTRAL™  ULTRA EQUITY FINANCIAL COMBUSTION FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Astral™ Ultra Equity Financial Combustion Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
26.09%
Basic Materials
26.81%
Cash Equivalents
5.29%
Conglomerates
3.78%
Consumer Goods
3.84%
Financial
7.53%
Industrial Goods
18.94%
Services
7.72%

	Astral TM Equity Financial Combustion Fund
	Schedule of Investments
	December 31, 2007

Shares		Value

COMMON STOCKS - 84.60%

Agriculture Chemicals - 3.24%
110	CF Industries Holdings, Inc.	$ 12,107

Commercial Banks, NEC - 3.47%
170	Credicorp, Ltd. (Peru) *	12,971

Crude Petroleum & Natural Gas - 6.66%
290	Arena Resources, Inc. *	12,096
230	Southwestern Energy Co. *	12,816
		24,912

Electrical Industrial Apparatus - 3.27%
180	Woodward Governor Co.	12,231

Electromedical & Electrotherapy - 3.47%
670	Natus Medical, Inc. *	12,964

Electronic Computers - 3.44%
65	Apple, Inc. *	12,875

Farm & Construction Equiptment - 3.49%
140	Deere & Company	13,037

In Vitro & In Vivo Diagnostic - 3.21%
335	Abaxis, Inc. *	12,013

Motors & Generators - 3.26%
470	Harbin Electric, Inc. (China) *	12,192

Natural Gas Transmission & Distribution - 3.50%
525	EnerSys *	13,104

Security & Commodity Brokers, - 7.05%
70	Intercontinental Exchange *	13,475
260	Nasdaq Stock Market, Inc. *	12,867
		26,342

Security Brokokers, Dealers & Flotation Companies - 3.44%
380	Optionsxpress Holdings, Inc.	12,852

Semiconductors & Related Devices - 3.26%
315	Yingli Green Energy Ads (China) *	12,191

Services-Business Services, NE - 6.75%
380	HMS Holdings Corp. *	12,620
110	Priceline.com, Inc. *	12,635
		25,255

Services-Computer Processing & Data Preparation - 3.26%
685	Cybersource Corp. *	12,172

Services-Computer Programming, - 3.70%
20	Google, Inc. *	13,830

Services-Management Consulting - 3.34%
155	Huron Consulting Group, Inc. *	12,498

Services-Prepackaged Software -3.44%
310	Ansys, Inc. *	12,853

Telephone & Telegraph Apparatus - 6.78%
110	Research In Motion (Canada) *	12,474
310	AT&T	12,884
		25,358
Wholesale-Beer, Wine, & Distilled Alcoholic Beverages - 3.26%
210	Central European Dist. CP. *	12,197

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 3.30%
180	Hologic, Inc. *	12,355

TOTAL FOR COMMON STOCKS (Cost $320,225) - 84.60%		$ 316,309

SHORT TERM INVESTMENTS - 4.62%
13,516	Aim Short Term Investments Company Prime Portfolio (Cost $13,516) 5.03% **	13,516
500	Aim Liquid Assets 4.72% (Cost $500) **	500
225	Fidelity Institutional Money Market Government Portfolio (Cost $225) 4.94% **	225
3,016	Fidelity Governmental Fund 57 (Cost $3,016) 4.49% **	3,016
TOTAL SHORT TERM INVESTMENTS (Cost $17,257) - 4.62%		$ 17,257

TOTAL INVESTMENTS (Cost $337,482) - 89.22%		$ 333,566

OTHER ASSETS LESS LIABILITIES - 10.78%		40,309

NET ASSETS - 100.00%		$ 373,875

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2007.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

	Astral TM Ultra Equity Financial Combustion Fund
	Schedule of Investments
	December 31, 2007

Shares		Value

COMMON STOCKS - 84.41%

Agriculture Chemicals - 6.91%
180	Agrium, Inc. (Canada)	$ 12,998
90	Potash Corp. Saskatchewan (Canada)	12,956
		25,954
Agriculture & Construction Equipment - 3.33%
190	CNH Global NV (Netherlands)	12,506

Aircraft Engines & Engine Parts - 3.53%
215	Honeywell, Inc.	13,238

Commodity Contracts Brokers & Dealers - 3.25%
265	FC Stone Group, Inc. *	12,198

Computer Communications Equipment - 3.36%
380	Juniper Networks, Inc. *	12,616

Construction Machinery & Equipment - 6.71%
260	Manitowoc Co.	12,696

Crude Petroleum & Natural Gas - 6.91%
220	Quicksilver Resources *	13,110
250	Range Resources Corp.	12,840
		25,950
Drilling Oil & Gas Wells - 3.47%
130	Atwood Oceanics, Inc. *	13,031

Mining Machinery & Equipment - 3.31%
125	Bucyrus International	12,424

Miscellaneous Manufacturing Industries - 3.42%
350	WMS Industries, Inc. *	12,824

Miscellaneous Primary Metal Products - 3.14%
200	Dynamic Materials Corp.	11,780

Miscellaneous Supply Products - 6.79%
150	Minnesota Mining & Manufacturing Co.	12,648
175	Procter & Gamble Co.	12,849
		25,497
Radio & TV Broadcasting & Communications - 3.31%
250	Dolby Labratories, Inc. *	12,430

Radiotelephone Communications - 9.88%
100	Millicom International Cellular (Europe) *	11,794
130	Mobile Telesystems ADR. (Russia) *	13,233
290	Vimpel Communications (Russia) *	12,064
		37,091
Retail - Computer & Computer Software - 3.47%
210	Gamestop Corp. Class A *	13,043

Retail - Drug Stores and Proprietary Stores - 3.40%
175	Express Scripts, Inc. *	12,775

Security Brokers, Dealers & Flotation Companies - 3.46%
60	Blackrock, Inc.	13,008

Semiconductors & Related Devices - 3.29%
150	Suntech Power Holdings (China) *	12,347

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 3.46%
145	Companhia Siderurgic ADS (Brazil) *	12,987

TOTAL FOR COMMON STOCKS (Cost $307,231) - 84.41%		$ 304,395

SHORT TERM INVESTMENTS - 4.72%
116	Fidelity Institutional Money Market Government Portfolio (Cost $116) 5.13% **	116
14,607	Aim Short Term Investments Company Prime Portfolio (Cost $14,607) 5.24% **	14,607
793	Aim Liquid Assets (Cost $793) 5.23% **	793
2,193	Fidelity Governmental Fund 57 (Cost $2,193) 4.49% **	2,193
TOTAL SHORT TERM INVESTMENTS (Cost $17,709) - 4.72%		$ 17,709

TOTAL INVESTMENTS (Cost $324,940) - 89.13%		$ 322,104

OTHER ASSETS LESS LIABILITIES - 10.87%		53,309

NET ASSETS - 100.00%		$ 375,413

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2007.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Astral TM Investments Trust
Statements of Assets and Liabilities
December 31, 2007

	Equity	Ultra Equity
Assets:
Investments, at Value	$ 333,566	$ 322,104
(Cost $337,482 and $324,940 respectively)
Cash (of which $298,416 and $298,416 is segregated)	359,997	360,000
Receivables:
Dividends and Interest	1,427	1,431
Total Assets	694,990	683,535
Liabilities:
Accrued Management Fees	890	891
Payable for Securities Purchased	320,225	307,231
Total Liabilities	321,115	308,122
Net Assets	$ 373,875	$ 375,413

Net Assets Consist of:
Paid In Capital	$ 348,894	$ 349,005
Accumulated Undistributed Realized Gain on Investments	28,900	29,244
Unrealized Depreciation in Value of Investments	(3,919)	(2,836)
Net Assets, for the Equity Fund and Ultra Equity Fund,
for 32,138 and 34,028 shares respectively	$ 373,875	$ 375,413

Net Asset Value Per Share	$ 11.63	$ 11.03

The accompanying notes are an integral part of these financial statements.

Astral TM Investments Trust
Statements of Operations
For the period January 3, 2007 (commencement of
investment operations) through December 31, 2007

	Equity	Ultra Equity
Investment Income:
Dividends- (net of $18 and $7, respectively of foreign taxes withheld)	$ 271	$ 895
Interest	4,158	4,833
Total Investment Income	4,429	5,728

Expenses:
Advisory Fees (Note 3)	4,611	6,243
Total Expenses	4,611	6,243

Net Investment Loss	(182)	(515)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on:
Investments	7,456	594
Options	65,654	71,081
Realized Gain on Investments and Options	73,110	71,675

Net Change in Unrealized Depreciation on Investments	(3,919)	(2,836)

Realized and Unrealized Gain (Loss) on Investments	69,191	68,839

Net Increase in Net Assets from Operations	$ 69,009	$ 68,324

The accompanying notes are an integral part of these financial statements.

Astral TM Investments Trust
Financial Highlights
For the period January 3, 2007 (commencement of
investment operations) through December 31, 2007

	Equity	Ultra Equity

Net Asset Value, at Beginning of Period	$ 10.00	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.01)	(0.02)
Net Gain on Securities (Realized and Unrealized)	3.20	2.45
Total from Investment Operations	3.19	2.43

Distributions:
Net Investment Income	0.00	0.00
Realized Gains	(1.56)	(1.40)
Total from Distributions	(1.56)	(1.40)

Net Asset Value, at End of Period	$ 11.63	$ 11.03

Total Return **	31.81%	24.24%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 374	$ 375
Ratio of Expenses to Average Net Assets ***	2.95%	2.95%
Ratio of Net Investment Loss to Average Net Assets ***	-0.12%	-0.24%
Portfolio Turnover	241.38%	336.57%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total Return in the above table represents the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods less than one year.

*** Annualized

The accompanying notes are an integral part of these financial statements.

ASTRAL TM  INVESTMENTS TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 1. Organization

The Astral TM Equity Financial Combustion Fund, and the Astral Ultra Equity Financial Combustion Fund, (each a “Fund” and collectively, the “Funds”), are a diversified series of the Astral TM Investments Trust (the “Trust”), an open-end regulated investment company that was organized as an Ohio business trust on October 1, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series.

The Funds’ investment Advisor is Crown Jewel Concepts, LLC (the “Advisor”). The investment objective of each Fund is to provide long-term capital appreciation.  The Advisor employs a systematic process to identify companies it believes are moving from ordinary to extra-ordinary, from average returns to above average returns.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Funds in preparing their financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of the maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Option Writing   When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales- The Funds may sell a security it does not own in anticipation of a decline in fair value of that security. When the Funds sell a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Funds sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Funds may be delayed or limited.

Financial Futures Contracts- The Funds invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures

Note 2. Summary of Significant Accounting Policies (Continued)

contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes- The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provisions are required.

New Accounting Pronouncements- The Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007. FASB Interpretation No. 48 requires that tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Funds does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

Distributions to Shareholders-   The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 7.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Reclassifications- In accordance with SOP-93-2 the Funds recorded a reclassification in its capital accounts. As of December 31, 2007, the Astral Equity Financial Combustion Fund recorded a permanent book/tax difference of $182 from net investment loss to paid-in-capital and the Astral Ultra Equity Financial Combustion Fund recorded a permanent book/tax difference of $5,152 from net investment loss to paid-in-capital. This reclassification as no impact on the net asset value of the Funds and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Other- The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Note 3. Investment Management Agreement

The Board has approved a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Funds. The Funds’ advisory fee is comprised of an annual base rate of 2.95% of average daily net assets ("Pivot Fee"), subject to a performance adjustment, in accordance with a rate schedule. The performance adjustment either increases or decreases the advisory fee, depending on how well the Fund has performed relative to the performance of a specific broad-based, unmanaged index over a performance period. The Funds’ index will be the Dow Jones Wilshire 5000 (full cap) Index (the “Index”). The performance period is the most recent 12-month period (rolling 12 month period). The Pivot Fee is accrued daily at the annual rate of 2.95% of the average daily net assets of the Funds during each month, and is payable as of the first business day of the succeeding month.

The advisory fee will be the Pivot Fee (i.e., there will be no performance adjustment) if the Funds’ performance is within positive or negative 2.00% (two percentage points) of the investment record of the Index over the performance period. If the difference between the Funds’ performance and the investment record of the Index exceeds two percentage points, the fee will be adjusted either up or down based upon a performance adjustment rate that varies at a rate of 0.01% for each increment of 0.05% of differential performance over two percentage points. The maximum annualized performance adjustment rate is plus or minus 2.40% (which would result from a performance differential of 14 percentage points or more between the Funds’ performance and the investment record of the Index). The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month. Each Fund’s performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by the Fund’s average daily net assets over the performance period and dividing the result by the number of days in the year.

Because the performance adjustment is calculated based on the average daily net assets over a 12 month period, the amount of the performance adjustment may be more or less than if the performance adjustment rate were applied to the average daily net assets over the last month of the period.

Note 3. Investment Management Agreement (Continued)

The Pivot Fee is calculated over the last month of the period, and thus the 2.95% rate for the pivot fee is applied against a different net asset value than that against which the performance adjustment rate is applied. As a result, in periods of declining Funds net assets and negative performance relative to the Index, it is possible that the Advisor might owe the Funds money. In addition, because the performance adjustment rate is based on performance over a 12 month period, it is possible that the performance adjustment may be positive even though the more recent Funds performance is negative relative to the Index. Also, because the determination of the performance adjustment rate is based on a Fund’s performance relative to the Index, it is possible that the Advisor will receive a positive performance adjustment even if the Funds have negative performance (it loses money) over the 12-month performance period.

For purposes of comparing the Fund’s performance to the investment record of the Index, the Fund’s performance already reflects any performance adjustments made during the performance period. Thus, when a Fund outperforms the Index, shareholders will receive a total return that represents the full amount of the outperformance. Further, the total return to shareholders will be significant relative to the performance adjustment because the performance adjustment rate will be a small percentage of the overperformance (expressed in percentage points). For example, assuming you hold your investment in a Fund through an entire performance period and the Fund’s performance during the period exceeds the investment record of the relevant index by 14 percentage points or more, your total return over the period (after performance adjustment) will be at least 14 percentage points better than the investment record of the Index, and the performance adjustment rate will be no more than 2.40%.

During the first full 12 calendar months immediately following the effective date of the Trust's registration statement ("Initial Period"), the Advisor shall be entitled to receive only the Pivot Fee. The Advisor will be entitled to receive a Performance Fee only after completion of the Initial Period. The purpose of suspending payment of the Performance Fee during the Initial Period is to establish a performance record for the Fund on which the Performance Fee is later calculated. For the year ending December 31, 2007, the Advisor earned a fee of $4,611 and $6,243 from the Astral TM Equity Financial Combustion Fund and the Astral TM Ultra Equity Financial Combustion Fund TM, respectively. As of December 31, 2007 the Funds owed the Advisor $890 and $891 from the Astral TM Equity Financial Combustion Fund, Astral TM Ultra Equity Financial Combustion Fund, Astral TM, respectively.

Note 4. Related Party Transactions

John R. Jones is the control person of the Advisor. Mr. Jones also serves as a trustee and officer of the Trust and receives benefits from the Advisor resulting from management fees paid to the Advisor by the Funds.

Note 5. Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares of separate series with no par value.  The total paid-in capital as of December 31, 2007 was as follows:

Astral TM Equity Financial Combustion Fund	$348,894
Astral TM Ultra Equity Financial Combustion Fund	$349,005

Transactions in capital stock were as follows:

	Year Ending 12/31/2007		Year Ending 12/31/2007
	Astral TM Equity Financial Combustion Fund		Astral TM Ultra Equity Financial Combustion Fund
	Shares	Amount	Shares	Amount
Shares sold	19,759	$204,866	30,209	$307,089
Shares issued in reinvestment of dividends	3,783	44,209	3,819	42,431
Shares redeemed	0	0	0	0
Net increase	23,542	$249,075	34,028	$349,520

Note 6. Investment Transactions

For the year ended December 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments are as follows:

	Purchases	Sales
Astral TM Equity Financial Combustion Fund	$463,712	$150,942
Astral TM Ultra Equity Financial Combustion Fund	$623,645	$317,008

Note 7. Options

Transactions in call options purchased during the year ended December 31, 2007 for the Astral Equity Financial Combustion Fund were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2006	-	$ -
Options purchased	112	145,940
Options exercised	-	-
Options expired	-	-
Options terminated in closing sell transaction	(112)	(145,940)
Options outstanding at December 31, 2007	-	$ $ -

Transactions in call options purchased during the year ended December 31, 2007 for the Astral Ultra Equity Financial Combustion Fund were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2006	-	$ -
Options purchased	176	184,970
Options exercised	(4)	(6,072)
Options expired	(72)	(122,568)
Options terminated in closing sell transaction	(100)	(56,330)
Options outstanding at December 31, 2007	-	$ $ -

Transactions in put options written during the year ended December 31, 2007 for the Astral Equity Financial Combustion Fund were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2006	-	$ -
Options written	72	184,152
Options exercised	-	-
Options expired	(72)	(184,152)
Options terminated in closing purchase transaction	-	-
Options outstanding at December 31, 2007	-	$ $ -

Transactions in put options written during the year ended December 31, 2007 for the Astral Ultra Equity Financial Combustion Fund were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2006	-	$ -
Options written	72	184,152
Options exercised	-	-
Options expired	(72)	(184,152)
Options terminated in closing purchase transaction	-	-
Options outstanding at December 31, 2007	-	$ $ -

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2007 was as follows:

Astral TM Equity Financial Combustion Fund	$337,482
Astral TM Ultra Equity Financial Combustion Fund	$324,940

Note 8. Tax Matters (Continued)

At December 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

	Appreciation	Depreciation	Net Appreciation(Depreciation)
Astral TM Equity Financial Combustion Fund	$1,313	$(5,232)	$(3,919)
Astral TM Ultra Equity Financial Combustion Fund	$797	$(3,631)	$(2,836)

As of December 31, 2007 the components of distributable earnings on a tax basis were as follows:

	Undistributed realized Gain	Unrealized Depreciation
Astral TM Equity Financial Combustion Fund	$28,900	$(3,919)
Astral TM Ultra Equity Financial Combustion Fund	$29,244	$(2,836)

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2007, John R. Jones owned 100% of the Astral TM Equity Financial Combustion Fund and the Astral TM Ultra Equity Financial Combustion Fund TM

Report of Independent Registered Public Accounting Firm

 To the Shareholder and Board of Trustees

  of the Astral Equity Financial Combustion Fund

  and the Astral Ultra Equity Financial Combustion Fund,

  each a series of the Astral Investments Trust

In planning and performing our audit of the financial statements of the Astral Equity Financial Combustion Fund and the Astral Ultra Equity Financial Combustion Fund,  each a series of the Astral Investments Trust (the "Funds"), as of and for the period ended December 31, 2007, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered its internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgements by management are required to assess the expected benefits and related costs of controls.  A Funds’ internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company’s ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company’s annual or interim financial statements that is more than inconsequential will not be prevented or detected.  A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds’ internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we have identified the following deficiencies in the Funds’ internal control that we consider to be significant.

The Funds’ internal control system failed to ensure the Funds’ assets were held at the Funds’ custodian and failed to ensure that the Funds did not purchase securities on margin. The Funds have established a Tri-Party Agreement between the custodian, a broker and the Funds for the purpose of short sales of securities. The purpose of this agreement is to facilitate the Funds’ short sale transactions and allow the brokerage accounts established for each Fund to comply with the provisions of Regulation T of the Federal Reserve System and other margin requirements, while keeping each Fund in compliance with the Investment Company Act of 1940, as amended.

The custodian acts upon instructions from the advisor. Several months prior to the fiscal year end the advisor instructed the custodian to move the majority of the cash held in the custodian accounts into a special custody segregated account that was set up to hold collateral for short sales purchased through a brokerage account. In late December of 2007 the advisor purchased long securities through a brokerage account. Under the system of internal control the advisor would notify the custodian of the purchases. Subsequently, the securities should have been delivered to the custodian and paid for by funds in the custodian non-segregated account. The advisor informed the custodian by e-mail of these purchases. The custodian contends that they were not notified by the advisor. Nevertheless, the long securities purchased by the advisor were not delivered to the custodian and paid for by the custodian on behalf of the Funds.  The broker held the securities in the account established for short sales. The system of internal control failed to detect these improper procedures in a timely manner.

This report is intended solely for the information and use of management and the Board of Trustees of the Astral Equity Financial Combustion Fund and the Astral Ultra Equity Financial Combustion Fund, each a Series of the Astral Investments Trust and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Abington, Pennsylvania

February 29, 2008

Astral TM Investments Trust
Expense Illustration
December 31, 2007 (Unaudited)

Expense Example

As a shareholder of the Astral TM Investments Trust, you incur ongoing costs that typically consist soley of  management fees. This Example is intended to help you understand your ongoing costs (in dollars) of  investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Astral TM Equity Financial Combustion Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2007	December 31, 2007	July 1,2007 to December 31,2007

Actual	$1,000.00	$1,252.96	$16.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.33	$14.95

* Expenses are equal to the Fund's annualized expense ratio of 2.95%, multiplied by the average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

Astral TM Ultra Equity Financial Combustion Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2007	December 31, 2007	July 1,2007 to December 31,2007

Actual	$1,000.00	$1,241.21	$16.66
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.33	$14.95

* Expenses are equal to the Fund's annualized expense ratio of 2.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ASTRAL TM INVESTMENTS TRUST

ADDITIONAL INFORMATION

DECEMBER 31, 2007 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of December 31, 2007, the Funds are the only series in the “Fund Complex.”  The Board generally meets four times a year to review the progress and status of each Fund.   For the fiscal period from January 3, 2007 (commencement of operations) through December 31, 2007, the Board met 3 times.

“Non-Interested” Trustees

Name, Address and Age[1]	Position Held	Year First Elected a Trustee and/or Officer of the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Steve R. Adams Age: 55	Trustee	2006	Owner/ President, W.G.A. Ambulance (1975-Present) (ambulance); President/ CEO, Southeastrans, Inc. (2000- Present) (managed care transportation broker for the state); Managing Partner, House of Fitness, LLC (2003-Present) (gym)	2	None
Walter D. Duke 107 Executive Dr. Carrollton, GA 30117 Age: 64	Trustee	2006	Self-Employed Tax Consultant (1972-Present)	2	First Georgia Banking Co. (Board Member)
William R. Haley, Jr.* 10865 Dogwood Dr. Citronelle, AL 36522 Age: 69	Trustee and Chairman	2006	Retired; Executive Vice President, First Community Bank (1996-2003)	2	None
E. Ricky Newbern Age: 41	Trustee	2006	Commercial Real Estate Developer, BB&R Development Co. (2000-Present)	2	First Georgia Banking Co. (Board Member)
W. Thompson Lewis c/o Warren Sewell 126 Hamilton Ave. Bremen, GA 30110 Age: 59	Trustee	2006	President, Warren Sewell Clothing Co. (2004-Present) (men’s apparel wholesaler); Vice President of Sales, Bowdon Mfg. Co. (1973-2004) (men’s apparel wholesaler)	2	None
Roger M. Rossomondo, M.D. Age: 64	Trustee	2006	Ophthalmologist / Partner, Carrollton Eye Clinic (1976-Present)	2	None
J. Dennis Sanders Age: 52	Trustee	2006	Chief Operations Officer, Judicial Correction Services, Inc. (2000-Present) (court services)	2	None
William C. Schaniel Age: 55	Trustee	2006	Professor of Economics, University of West Georgia (1995-Present); Director of International Programs, University of West Georgia (2000-Present)	2	Peach State Credit Union (Board Member; Chair of Investment Committee)

“Interested” Trustee and Officer

Name, Address and Age[1]	Position Held	Year First Elected a Trustee and/or Officer of the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John Robert Jones* Age: 47	Trustee, President, Treasurer, and Chief Compliance Officer	2006	President, Crown Jewel Concepts, LLC (2006-Present) (the Fund’s investment adviser); Co-Manager, Dynamic Equity Partners, LLC (2003-2006) (investment advisory firm that managed a hedge fund); President, First Georgia Banking Co. (2003-2005); President, Regions Bank (Carroll County) (1998-2003)	2	None
Dalenie W. Jones* Age: 41	Secretary	2007	Administrative assistant with the Adviser since February 2006; student at Kennesaw State prior to joining the Adviser	0	N/A

1 Unless otherwise specified, the address of each Trustee and officer is c/o Crown Jewel Concepts, LLC, 20550 Maxim Parkway, Orlando, Florida 32833.

2 Trustees and Officers of the Fund serve until their resignation, removal or retirement.

3 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

* John Robert Jones is deemed an “interested person” of the Trust by virtue of his position as President of the Fund’s Adviser.  William R. Haley and John Robert Jones are first cousins.  John Robert Jones and Dalenie W. Jones are spouses.

The Trust’s audit committee consists of Walter D. Duke, William R. Haley and William C. Schaniel.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds’ independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  The audit committee met twice during the period January 31, 2007 (commencement of operations) through December 31, 2007.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (877) 420-8725 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies during the most recent period ended June 30, are available without charge upon request (1) by calling the Funds at (877) 420-8725 and (2) from the Funds documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on March 30 and September 30. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (877) 420-8725.

Board of Trustees

Steve R. Adams

Walter D. Duke

William R. Haley Jr.

E. Ricky Newbern

W. Thompson Lewis

Roger M. Rossomondo

J. Dennis Sanders

William C. Schaniel

John R. Jones

Investment Advisor

Crown Jewel Concepts, LLC

20550 Maxim Parkway

Orlando, FL 32833

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Astral TM Investments Trust. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 15,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2007

$ 5,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2007

$ 5,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Principal executive and financial officers have concluded that Registrant’s disclosure controls and procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Astral Investments Trust

By /s/ John Robert Jones, Jr.

   *John Robert Jones, Jr.

     President and Treasurer

Date: March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John Robert Jones, Jr.

   *John Robert Jones, Jr.

     President and Treasurer

Date March 10, 2008